EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Kirkland’s, Inc. (the “Company”) on Form 10-Q for the third quarter ended October 28, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Michael Madden, Executive Vice President, Chief Financial Officer of the Company, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ W. Michael Madden
Executive Vice President, Chief Financial Officer
November 30, 2023